UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210 (Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2006
ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Tax-Advantaged Dividend Income Fund

6.30.2006 **Semiannual Report**

John Hancock

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 11

For more information
page 29

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its two-year campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant increase in volatility and a market pull-back that continued into June, erasing much of the earlier gains. For the first six months of 2006, the market advanced slightly, returning 2.71%, as measured by the Standard & Poor’s 500 Index. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, lost a bit of ground over the last six months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on the economy and corporate profits.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of June 30, 2006. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide a high level
of after-tax total
return from divi-
dend income and
capital appreciation.
To meet its objec-
tives, the Fund
normally invests at
least 80% of its
assets in dividend-
paying common and
preferred securities
that the Adviser
believes are eligible
to pay dividends
that qualify for U.S.
taxation rates
applicable to long-
term capital gains,
which currently are
taxed at a maximum
rate of 15%.

Over the last six months

■	Utility common stocks performed reasonably well despite
macroeconomic challenges.

■	Preferred stocks lagged amid rising interest rates and a glut of new issuance.

■	Some of the Fund’s best performers included energy-related
utility common stocks.

The total returns for the Fund include all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price on the last day of the period.

Top 10 issuers
2.8%	Bank of America Corp.
2.6%	Duke Energy Corp.
2.5%	NSTAR
2.5%	OGE Energy Corp.
2.4%	Public Service Enterprise Group, Inc.
2.4%	KeySpan Corp.
2.3%	Dominion Resources, Inc.
2.3%	Ameren Corp.
2.3%	ONEOK, Inc.
2.1%	Regions Financial Corp.

As a percentage of net assets plus the value of preferred shares on June 30, 2006.

BY GREGORY K. PHELPS, JAMES K. SCHMIDT, CFA, MARK T. MALONEY AND LISA A. WELCH, FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK

Tax-Advantaged Dividend Income Fund

Utility common stocks — which are a primary area of emphasis for John Hancock Tax-Advantaged Dividend Income Fund — performed reasonably well during the six-month period ended June 30, 2006, even though they faced some stiff challenges. Like most stocks, utility common stocks struggled at times amid rising interest rates and the threat of, and concerns about, inflation. But helping to offset those negatives was the fact that some utility common stocks carried hidden energy plays. Energy shares soared with skyrocketing crude-oil prices. Thanks to deregulation, some utilities that churn out excess power from low-cost sources like coal or nuclear plants can sell that extra capacity at a relatively high price. Strong demand for power has helped, too. Those developments have allowed utilities to generate extra cash to reduce their debt and boost dividends, which helped bolster their share prices. Utility commons also got a boost in May and June from an act of Congress that extended by two years (until 2010) the 15% federal tax on qualified dividends paid by individuals, as well as from a wave of merger and acquisition activity.

“Utility common stocks performed reasonably well during the six-month period ended June 30, 2006...”

Preferred stocks — which are another area of focus for the Fund — posted disappointing returns. In the early weeks of 2006, preferred stocks staged a rally, although it was very brief. Only weeks later, they resumed their late-2005 decline as the Treasury market weakened in the midst of renewed evidence that inflation was ticking higher as the global economy strengthened. The appointment of a new Fed chairman also added to the market’s worries because investors fretted that Ben Bernanke might overshoot and raise interest rates too high. These factors, coupled with a bout of profit taking, put pressure on preferred-stock prices. Also weighing on them was a heavy new-issuance calendar. Uncertainty over the direction of interest rates prompted issuers to rush to issue new preferred stocks before rates moved higher and summer vacations set in. Those new issues typically came to market with higher yields than already-outstanding securities, making older issues less attractive and putting pressure on their prices.

Performance

For the six months ended June 30, 2006, John Hancock Tax-Advantaged Dividend Income Fund returned 5.67% at net asset value and 6.03% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average Specialty – Utilities closed-end fund returned 5.05% at net asset value, according to Morningstar, Inc., and the Standard & Poor’s 500 Index returned 2.71% for the period.

Going forward, the Fund has switched its benchmark indexes to ones that are more closely correlated to the Fund’s holdings. They include the Merrill Lynch DRD-Preferred Index, which returned –1.70%, the S&P 400 Mid Cap Utilities Index, which returned 6.77%, and the S&P 500 Bank Index, which returned 4.74% .

“Among our preferred-stock holdings, some of the better performers were those with a certain tax advantage for corporations known as the dividends received deduction...”

Leaders and laggards

Some of the Fund’s best performers during the period were utility common stocks. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the Northeastern United States. It was buoyed by news that it would be acquired by British energy network operation National Grid. We also enjoyed solid gains from National Fuel Gas Co., a natural gas producer and distributor, thanks in part to the company’s decision to raise its quarterly dividend in June. Investors also pushed the share price of Chevron Corp. higher as energy prices rose. Another winner was Kinder Morgan, Inc., which soared on the news that the company’s senior management and co-founder were teaming up to take the major pipeline company private in a deal that would be one of the largest management

Sector
distribution[1]

Multi-utilities	31%

Electric
utilities	14%

Regional
banks	12%

Gas utilities	9%

Diversified
banks	7%

Other diversified
financial
services	7%

Oil & gas exploration
& production	3%

Investment banking
& brokerage	3%

Integrated
telecommunication
services	3%

Life & health
insurance	2%

All others	6%

buyouts in U.S. history. OGE Energy Corp. also benefited from that announcement, with investors giving more value to the company’s natural gas processing operations.

In the financial sector, Wells Fargo & Co. performed well, thanks in large measure to the company’s decisions to declare a 2-for-1 stock split, to raise its common stock dividend and to buy back a significant amount of its own shares.

Among our preferred-stock holdings, some of the better performers were those with a certain tax advantage for corporations known as the dividends received deduction (DRD). The demand for tax-advantaged investments was strong overall, and particularly for DRD-eligible securities. At the same time, new DRD issuance was light compared with other preferred stocks. The DRD tax advantage, coupled with the strong fundamental performance of the underlying issuer, helped boost our holdings in Southern Union Co. On the flip side, we lost ground with our holdings in reinsurer RenaissanceRe Holdings Ltd. Unlike Southern Union, it carried a lower coupon and, therefore, was hit hard by the wave of newly issued preferred stocks. Additionally, investors had growing concerns about the reinsurance industry’s potential exposure to the upcoming hurricane season.

Outlook

Our outlook for the coming year is guardedly optimistic. At the end of the period, there was mounting evidence that the U.S. economy, and most likely the global economy, were slowing. Stocks issued by home builders, home improvement stores and

“In our view, slowing economic conditions will bode well, as they traditionally have, for fixed-income investments...”

low-end retailers sold off heavily, suggesting that U.S. consumers, whose spending accounts for roughly two-thirds of the U.S. gross domestic product, finally may have tightened their purse strings. At the same time, commodity prices sold off and the bond market rallied, another indication that investors might be factoring in slower growth. A late-period inverted yield curve — a graph that plots the yield difference between short- and long-term bonds — also suggested slower economic conditions ahead. An inverted yield curve has typically foreshadowed a recession. In our view, slowing economic conditions will bode well, as they traditionally have, for fixed-income investments, including preferred and utility common stocks. We also believe that long-term demand — driven by the baby boomer generation’s increasing need for income-producing investments — also will provide an ongoing boost for preferred and utility common stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund’s portfolio on June 30, 2006.

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on June 30, 2006 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and pre-
ferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 110.20%		$944,774,671
(Cost $883,297,812)
Diversified Banks 6.80%		58,317,901

Comerica, Inc.	429,100	22,308,909

U.S. Bancorp.	480,900	14,850,192

Wachovia Corp.	230,000	12,438,400

Wells Fargo & Co.	130,000	8,720,400
Diversified Metals & Mining 0.77%		6,572,800

Phelps Dodge Corp.	80,000	6,572,800
Electric Utilities 11.17%		95,737,344

American Electric Power Co., Inc.	355,500	12,175,875

FPL Group, Inc.	135,000	5,586,300

Great Plains Energy, Inc.	67,000	1,866,620

Hawaiian Electric Industries, Inc.	75,000	2,093,250

Pinnacle West Capital Corp.	230,000	9,179,300

Progress Energy, Inc.	569,600	24,418,752

Scottish Power Plc, American Depositary Receipt (United Kingdom)	496,031	21,398,777

Southern Co. (The)	593,400	19,018,470
Gas Utilities 11.73%		100,558,908

Atmos Energy Corp.	756,200	21,105,542

National Fuel Gas Co.	456,000	16,023,840

Northwest Natural Gas Co.	325,000	12,034,750

ONEOK, Inc.	821,100	27,950,244

Peoples Energy Corp.	585,200	21,014,532

Piedmont Natural Gas Co., Inc.	100,000	2,430,000
Independent Power Producers & Energy Trade 1.82%		15,585,820

Black Hills Corp.	454,000	15,585,820
Integrated Oil & Gas 2.02%		17,314,740

Chevron Corp.	279,000	17,314,740

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

Issuer	Shares	Value

Integrated Telecommunication Services 4.04%		$34,604,097

AT&T, Inc.	670,000	18,686,300

Verizon Communications, Inc.	475,300	15,917,797
Multi-Utilities 43.39%		372,027,547

Ameren Corp.	561,100	28,335,550

CH Energy Group, Inc.	373,600	17,932,800

Consolidated Edison, Inc.	525,100	23,335,444

Dominion Resources, Inc.	385,000	28,794,150

DTE Energy Co.	609,914	24,847,896

Duke Energy Corp.	1,099,846	32,302,477

Energy East Corp.	573,000	13,711,890

KeySpan Corp.	740,647	29,922,139

NiSource, Inc.	642,700	14,036,568

NSTAR	1,086,000	31,059,600

OGE Energy Corp.	884,800	30,994,544

PNM Resources, Inc.	185,000	4,617,600

Public Service Enterprise Group, Inc.	454,700	30,064,764

SCANA Corp.	257,500	9,934,350

TECO Energy, Inc.	40,000	597,600

Vectren Corp.	689,900	18,799,775

WPS Resources Corp.	343,000	17,012,800

Xcel Energy, Inc.	820,000	15,727,600
Oil & Gas Storage & Transportation 1.92%		16,441,894

Kinder Morgan, Inc.	164,600	16,441,894
Other Diversified Financial Services 6.32%		54,177,880

Bank of America Corp.	730,000	35,113,000

Citigroup, Inc.	122,000	5,885,280

JPMorgan Chase & Co.	313,800	13,179,600
Regional Banks 17.68%		151,569,320

AmSouth Bancorp.	775,000	20,498,750

BB&T Corp.	495,000	20,587,050

F.N.B. Corp.	190,000	2,996,300

First Horizon National Corp.	215,000	8,643,000

FirstMerit Corp.	365,000	7,643,100

KeyCorp	619,000	22,085,920

National City Corp.	505,000	18,275,950

PNC Financial Services Group, Inc.	305,000	21,401,850

Regions Financial Corp.	795,000	26,330,400

Susquehanna Bancshares, Inc.	130,000	3,107,000

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

Issuer		Shares	Value

Thrifts & Mortgage Finance 1.54%			$13,239,920

People’s Bank		24,249	796,580

Washington Mutual, Inc.		273,000	12,443,340
Wireless Telecommunication Services 1.00%			8,626,500

Vodafone Group Plc, ADR (United Kingdom)		405,000	8,626,500

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 29.73%			$254,862,919
(Cost $272,032,277)
Broadcasting & Cable TV 0.35%			3,000,450

Comcast Corp.	BBB+	120,500	3,000,450
Consumer Finance 0.61%			5,268,220

HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	A	150,000	3,682,500

HSBC USA, Inc., $2.8575 (G)	A1	3,800	178,600

SLM Corp., 6.97%, Ser A	BBB+	26,400	1,407,120
Diversified Banks 2.95%			25,287,986

Abbey National Plc, 7.375%, Depositary Shares, Ser B
(United Kingdom)	A	93,100	2,435,496

Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom)	A	920,000	19,798,400

Wells Fargo Capital Trust IV, 7.00%	A	123,000	3,054,090
Electric Utilities 8.88%			76,150,848

Alabama Power Co., 5.30% (Class A)	BBB+	213,000	4,828,710

Carolina Power & Light Co., $5.44	BB+	111,493	9,867,130

Connecticut Light & Power Co., $3.24, Ser 68G	BB+	20,686	1,063,391

Duquesne Light Co., 6.50%	BB+	227,000	11,372,700

Entergy Arkansas, Inc., $6.08	Ba1	11,372	1,090,290

Entergy Arkansas, Inc., 4.56%	BB+	9,388	732,558

Entergy Arkansas, Inc., 4.56%, Ser 1965	BB+	9,818	800,167

Entergy Arkansas, Inc., 6.45%	BB+	110,000	2,729,375

Entergy Gulf States, Inc., $7.56	BB+	28,422	2,856,411

Entergy Mississippi, Inc., 4.92%	Ba2	8,190	691,288

Entergy Mississippi, Inc., 6.25%	BB+	197,500	4,789,375

FPC Capital I, 7.10%, Ser A	BB+	45,900	1,130,058

FPL Group Capital Trust I, 5.875%	BBB+	318,200	6,920,850

Interstate Power & Light Co., 7.10%, Ser C	BBB–	20,600	527,875

Interstate Power & Light Co., 8.375%, Ser B	Baa3	233,000	7,106,500

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	300,000	7,218,750

Southern California Edison Co., 6.125%	BBB–	50,000	4,690,625

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Electric Utilities (continued)

Virginia Power Capital Trust, 7.375%	BB+	135,400	$3,398,540

Xcel Energy, Inc., $4.56, Ser G	BB+	53,900	4,336,255
Gas Utilities 1.24%			10,649,722

Southern Union Co., 7.55%, Ser A	BB+	417,800	10,649,722
Investment Banking & Brokerage 4.05%			34,684,387

Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G	BBB	243,700	10,783,725

Bear Stearns Cos., Inc. (The), 6.15%, Depositary Shares, Ser E	BBB	71,600	3,559,236

Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D	A–	63,000	2,879,100

Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C	A–	266,260	12,607,411

Lehman Brothers Holdings, Inc., 6.50%, Depositary Shares, Ser F	A–	193,500	4,854,915
Life & Health Insurance 2.04%			17,504,452

MetLife, Inc., 6.50%, Ser B	BBB	705,000	17,364,150

Prudential Plc, 6.50% (United Kingdom)	A–	5,800	140,302
Multi-Line Insurance 0.60%			5,148,127

Aegon NV, 6.50% (Netherlands)	A–	5,000	119,100

ING Groep NV, 6.20% (Netherlands)	A	109,100	2,506,027

ING Groep NV, 7.05% (Netherlands)	A	100,000	2,523,000
Multi-Utilities 1.08%			9,247,959

BGE Capital Trust II, 6.20%	BBB–	134,900	3,028,505

Public Service Electric & Gas Co., 5.05%, Ser D	BB+	23,442	2,086,338

Public Service Electric & Gas Co., 5.28%, Ser E	BB+	22,930	2,132,490

South Carolina Electric & Gas Co., 6.52%	Baa1	20,000	2,000,626
Oil & Gas Exploration & Production 4.13%			35,400,943

Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B	BBB–	40,000	3,707,500

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	50,000	4,892,190

Chesapeake Energy Corp., 6.25% (G)	B+	6,290	1,622,946

Devon Energy Corp., 6.49%, Ser A	BB+	150,000	15,051,570

Nexen, Inc., 7.35% (Canada)	BB+	404,584	10,126,737
Other Diversified Financial Services 3.36%			28,773,180

ABN AMRO Capital Funding Trust V, 5.90%	A	140,000	3,046,400

ABN AMRO Capital Funding Trust VII, 6.08%	A	950,000	21,508,000

Citigroup Capital VIII, 6.95%	A	95,500	2,355,030

JPMorgan Chase Capital X, 7.00%, Ser J	A1	75,000	1,863,750
Regional Banks 0.15%			1,298,325

Suntrust Capital IV, 7.125%	A–	52,500	1,298,325

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value

Reinsurance 0.29%					$2,448,320

RenaissanceRe Holdings Ltd., 6.08%, Ser C (Bermuda)			BBB	112,000	2,448,320

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating(A)	(000)	Value

Short-term investments 3.93%					$33,700,000
(Cost $33,690,732)
Government U.S. Agency 3.93%					33,700,000

Fannie Mae,
Disc Note	4.950%	07-03-06	AAA	$33,700	33,700,000

Total investments 143.86%					$1,233,337,590

Other assets and liabilities, net 0.46%					$3,958,295

Fund preferred shares, at value (44.32%)					($380,000,000)

Total net assets 100.00%					$857,295,885

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

ASSETS AND
LIABILITIES

June 30, 2006
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value for each
common share.

Assets

Investments at value (cost $1,189,020,821)	$1,233,337,590
Cash	31,765
Cash segregated for futures contracts	195,000
Receivable for investments sold	4,764,070
Dividends receivable	3,366,801
Other assets	14,993
Total assets	1,241,710,219

Liabilities

Payable for investments purchased	4,119,002
Payable for futures variation margin	135,939
Payable to affiliates
Management fees	18,656
Other payables and accrued expenses	140,737
Total liabilities	4,414,334
Auction Preferred Shares (APS), unlimited
number of shares of beneficial interest
authorized with no par value, 15,200 shares
issued, liquidation preference of $25,000 per share	380,000,000

Net assets

Common shares capital paid-in	798,551,773
Accumulated net realized gain on investments
and financial futures contracts	13,643,689
Net unrealized appreciation of investments	44,443,574
Accumulated net investment income	656,849
Net assets applicable to common shares	$857,295,885

Net asset value per common share

Based on 42,077,487 shares of beneficial interest
outstanding — unlimited number of shares authorized
with no par value	$20.37

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the period ended
June 30, 2006
(unaudited)[1]

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) and distri-
butions paid to APS
shareholders for
the period stated.

Investment income

Dividends	$36,822,346
Interest	455,279
Total investment income	37,277,625

Expenses

Investment management fees	4,585,938
APS auction fees	489,420
Federal excise tax	112,475
Custodian fees	100,323
Accounting and legal services fees	89,779
Printing	63,054
Miscellaneous	49,751
Professional fees	26,057
Trustees’ fees	25,717
Transfer agent fees	13,107
Registration and filing fees	12,240
Interest	670
Related party fees
Compliance fees	8,874
Total expenses	5,577,405
Less expense reductions	(1,222,917)
Net expenses	4,354,488
Net investment income	32,923,137

Realized and unrealized gain (loss)

Net realized gain on
Investments	23,049,084
Financial futures contracts	270,947
Change in net unrealized appreciation (depreciation) of
Investments	(5,295,565)
Financial futures contracts	126,805
Net realized and unrealized gain	18,151,271
Distribution to APS	(7,855,915)
Increase in net assets from operations	$43,218,493

1 Semiannual period from 1-1-06 through 6-30-06.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Period
	ended	ended
	12-31-05	6-30-06[1]

Increase in net assets
From operations
Net investment income	$51,268,488	$32,923,137
Net realized gain	17,071,999	23,320,031
Change in net unrealized
depreciation	(27,014,772)	(5,168,760)
Distributions to APS	(12,079,966)	(7,855,915)
Increase in net assets resulting
from operations	29,245,749	43,218,493
Distributions to common shareholders
From net investment income	(48,826,716)	(24,413,358)
From net realized gain	(3,871,550)	—
	(52,698,266)	(24,413,358)
From Fund share transactions	—	—

Net assets
Beginning of period	861,943,267	838,490,750
End of period[2]	$838,490,750	$857,295,885

1 Semiannual period from 1-1-06 through 6-30-06. Unaudited.

2 Includes accumulated net investment income of $2,985 and $656,849, respectively.

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

FINANCIAL HIGHLIGHTS

COMMON SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	12-31-04[1]	12-31-05	6-30-06[2]

Per share operating performance
Net asset value, beginning of period	$19.10[3]	$20.48	$19.93
Net investment income[4]	1.14	1.22	0.78
Net realized and unrealized gain (loss) on investments	1.54	(0.23)	0.43
Distributions to APS	(0.29)	(0.29)	(0.19)
Total from investment operations	2.39	0.70	1.02
Less distributions to common shareholders
From net investment income	(0.87)	(1.16)	(0.58)
From net realized gain	—	(0.09)	—
	(0.87)	(1.25)	(0.58)
Capital charges
Offering costs related to common shares	(0.02)	—	—
Offering costs and underwriting discounts related to APS	(0.12)	—	—
Net asset value, end of period	$20.48	$19.93	$20.37
Per share market value, end of period	$17.99	$16.81	$17.24
Total return at market value[5,6] (%)	(5.47)[7,8]	0.28	6.03[8]

Ratios and supplemental data

Net assets applicable to common shares, end of period (in millions)	$862	$838	$857
Ratio of expenses to average net assets[9] (%)	0.95[10]	1.03	1.03[10]
Ratio of gross expenses to average net assets[11] (%)	1.23[10]	1.32	1.32[10]
Ratio of net investment income to average net assets[12] (%)	6.11	5.97	7.78
Portfolio turnover (%)	42	24	33

Senior securities

Total value of APS outstanding (in millions)	$380	$380	$380
Involuntary liquidation preference per unit (in thousands)	$25	$25	$25
Average market value per unit (in thousands)	$25	$25	$25
Asset coverage per unit[13]	$79,542	$79,901	$81,124

See notes to financial statements.

Notes to Financial Highlights

1Commencement of operations period from 2-27-04 through 12-31-04.

2Semiannual period from 1-1-06 through 6-30-06. Unaudited.

3Reflects the deduction of a $0.90 per share sales load.

4Based on the average of the shares outstanding.

5Assumes dividend reinvestment.

6Totals return would have been lower had certain expenses not been reduced during the periods shown.

7Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

8Not annualized.

9Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.69%, 0.71% and 0.71%, respectively.

10Annualized.

11Ratios calculated on the basis of expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the period shown. Without the exclusion of preferred shares, the adjusted annualized ratios of expenses would have been 0.89%, 0.91% and 0.91%, respectively.

12Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.42%, 4.14% and 5.38%, respectively.

13Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Unaudited

Note A Accounting policies

John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Financial futures contracts

The Fund may buy and sell finan-cial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instrument. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctu-ates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into finan-cial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In limits or limits on daily in a segregated account to addition, the Fund could be price fluctuation imposed by cover margin requirements prevented from opening or an exchange. on open financial realizing the benefits of futures contracts.

On June 30, 2006, the Fund closing out financial futures had deposited $195,000 positions because of position

The Fund had the following financial futures contracts open on June 30, 2006:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. Treasury 10-Year Note	300	Short	Sep 06	$126,805

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $60,184,580 and long-term capital gain $4,593,652.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services,

Inc. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, “managed assets”).

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in the management fee amounted to $1,222,917 for the period ended June 30, 2006. After the eighth year, the Adviser will no longer waive a portion of the management fee.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of Manulife Financial Corporation (“MFC”). The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $89,779. The Fund also paid the Adviser the amount of $76 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share transactions

This listing illustrates the number of Fund common shares sold, offering costs and underwriting discount charged to capital paid-in, reclassification of capital accounts and the number of common shares outstanding at the end of the period, along with the corresponding dollar value.

	Year ended 12-31-05		Period ended 6-30-06[1]
	Shares	Amount	Shares	Amount
Beginning of period	42,077,487	$798,628,966	42,077,487	$798,551,773
Shares sold	—	—	—	—
Reclassification of
capital accounts	—	(77,193)	—	—
Net increase	42,077,487	$798,551,773	42,077,487	$798,551,773

1 Semiannual period from 1-1-06 through 6-30-06. Unaudited.

Auction preferred shares

The Fund issued total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the “APS”) on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 and offering costs of $396,310 incurred in connection with the preferred shares and offering cost of $854,726 related to common shares were charged to capital paid-in of common shares during the period ended December 31, 2004.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every 7 days thereafter by an auction (except for the Series TH, which reset its rate on October 27, 2004, at which time the Fund elected a Special Dividend Payment of 182 days for the subsequent distributions). During the period ended June 30, 2006, dividend rates on APS ranged as follows: Series M from 3.20% to 4.65%, Series W from 3.00% to 4.80%, Series TH from 4.11% to 4.76% and Series F from 2.50% to 4.75% . Accrued dividends on APS, if any, are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2006, aggregated $398,388,901 and $412,014,992, respectively.

The cost of investments owned on June 30, 2006, including short-term investments, for federal income tax purposes, was $1,204,302,209. Gross unrealized appreciation and depreciation of investments aggregated $77,591,891 and $48,556,510, respectively, resulting in net unrealized appreciation of $29,035,381. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Investment
objective
and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

Dividends and
distributions

During the period ended June 30, 2006, dividends from net investment income totaling $0.5802 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

January 31, 2006	$0.0967
February 28, 2006	0.0967
March 31, 2006	0.0967
April 28, 2006	0.0967
June 2, 2006	0.0967
June 30, 2006	0.0967

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the

Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 39,585,552 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James R. Boyle	38,907,766	677,786
Charles L. Ladner	38,925,509	660,043
John A. Moore	38,940,330	645,222

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 12,695 FOR, 0 AGAINST and 68 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2006, with votes tabulated as follows: 39,141,943 FOR, 210,454 AGAINST and 233,155 ABSTAINING.

Board Consideration of and Continuation of Investment Advisory Agreement and Sub-Advisory Agreement: John Hancock Tax-Advantaged Dividend Income Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Sovereign Asset Management LLC (the “Sub-Adviser”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and  regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality
of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception in 2004 through December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted the Fund’s performance was lower than the performance of the Category and Peer Group medians and its benchmark index, the Russell 1000 Value Index, over the 1–year period. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee
and sub-advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and the Category. The Board favorably considered the Adviser’s agreement to continue fee waivers, which lowered the Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians. The Board favorably considered the impact of the fee waivers towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Sub-Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	John G. Vrysen	Transfer agent for
Ronald R. Dion, Chairman	Executive Vice President and	preferred shareholders
James R. Boyle†	Chief Financial Officer	Deutsche Bank Trust
James F. Carlin		Company Americas
Richard P. Chapman, Jr.*	Investment adviser	280 Park Avenue
William H. Cunningham	John Hancock Advisers, LLC	New York, NY 10017
Charles L. Ladner*	601 Congress Street
Dr. John A. Moore*	Boston, MA 02210-2805	Legal counsel
Patti McGill Peterson*		Wilmer Cutler Pickering
Steven R. Pruchansky	Subadviser	Hale and Dorr LLP
	Sovereign Asset	60 State Street
*Members of the Audit Committee	Management LLC	Boston, MA 02109-1803
†Non-Independent Trustee	101 Huntington Avenue
	Boston, MA 02199	Stock symbol
Officers		Listed New York Stock
Keith F. Hartstein	Custodian	Exchange:
President and	The Bank of New York	HTD
Chief Executive Officer	One Wall Street
William H. King	New York, NY 10286	For shareholder assistance
Vice President and Treasurer		refer to page 23
Francis V. Knox, Jr.	Transfer agent for
Vice President and	common shareholders
Chief Compliance Officer	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED STANDARD U. S. POSTAGE PAID MIS

P13SA 6/06 8/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, June 30, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time. ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: August 29, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: August 29, 2006